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                                             Filed Pursuant to Rule 497(e)
                                             Registration File No.: 33-58175

                       SUPPLEMENT TO THE PROSPECTUS OF
                      DEAN WITTER HAWAII MUNICIPAL TRUST
                            DATED JANUARY 31, 1997

   The second sentence of the first footnote to the "Summary of Fund Expenses" table appearing on page 3 of the Prospectus and the last sentence of the fourth full paragraph under the heading "The Fund and its Management" appearing on page 5 of the Prospectus is hereby amended as follows (new language in italics):

        The Investment Manager has undertaken to continue to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until January 1, 1998.

July 29, 1997